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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       Form 8-K


                                    CURRENT REPORT



                           PURSUANT TO SECTION 13 OR 15 (D)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT: January 21, 1997 (signed)
(Date of the earliest event reported)  January 21, 1997





                           ROCKY MOUNTAIN INTERNET, INC.
                ------------------------------------------------------
                 Exact name of Registrant as specified in its charter


                          COMMISSION FILE NUMBER:  001-12063


DELAWARE                                                         84-1322326
--------                                                         ---------------
State or other jurisdiction of                                   I.R.S. Employer
incorporation or organization                                     Identification


1099 18TH STREET, SUITE 3000, DENVER COLORADO                    80202
---------------------------------------------                    ---------------
Address of principal executive offices                           Zip Code


Registrant's telephone number, including area code:                303-672-0700
                                                                   ------------

                   1800 GLENARM, SUITE 1100, DENVER, COLORADO 80202
                   ------------------------------------------------
                                   (Former Address)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On January 21, 1997, the Board of Directors of Rocky Mountain Internet, Inc. resolved to engage the accounting firm of Baird, Kurtz and Dobson as the Registrant's independent accountant for its fiscal year ending December 31, 1996. Effectively, the Registrant's former independent accountant, McGladrey & Pullen, LLP, simultaneously resigned as of January 20, 1997. The Denver office of McGladrey & Pullen was acquired by Baird, Kurtz and Dobson on June 17, 1996. All former audit engagement members are now with Baird, Kurtz and Dobson, and will continue to be involved with the Registrant's Fiscal 1996 audit.

McGladrey & Pullen's report on the financial statements for the past two years contained a going concern statement, but otherwise was not qualified or modified as to audit scope or accounting principles.

During the two most recent fiscal years and interim period subsequent to December 31, 1995, there have been no disagreements with McGladrey & Pullen on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

McGladrey & Pullen has furnished Registrant with a copy of its letter addressed to the SEC stating that it agrees with the above statements.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 - Letter re Change in Certifying Accountant


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by undersigned, thereunto duly authorized.


ROCKY MOUNTAIN INTERNET, INC.



By:  /S/ ROY J. DIMOFF       Date: January 21, 1997
    -----------------
    Roy J. Dimoff
    Chairman of the Board,
    Chief Executive Officer,
    and President